Investor Presentation March 2017

2 Forward Looking Statements and Non-GAAP Reconciliations These slides and any remarks about Xerium’s future expectations, plans and prospects are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements involve risks, uncertainties and other factors, including those discussed in our earnings press release dated March 1, 2017 and in our filings with the SEC, which could cause our actual results to differ materially from the results expressed or implied by our statements. Any forward-looking statements which we make in this presentation or in our remarks, represent our views only as of the date made. We disclaim any duty to update any such forward-looking statements. These slides also include and we plan to discuss supplementary non-GAAP financial measures such as:  Adjusted EBITDA  Free cash flow  Net debt  Certain sales figures excluding currency effects We use these numbers internally to assess financial performance, and therefore, we believe they will assist you in better understanding our company. See our most recent earnings release, the end of this presentation and our annual report on Form 10-K for reconciliations of the non-GAAP numbers to their comparable GAAP numbers. Our use of these non-GAAP measures in this presentation is subject to those additional disclosures, which we urge you to read.

3 Harold Bevis • President, CEO, Director of Xerium Technologies (NYSE: XRM) since 2012 • Director of Commercial Vehicle Group (NASDAQ: CVGI) since 2014 • 31 years of experience; 15th year as a CEO, President, Director • Experienced at repositioning – 3 corporate turnarounds (one underway!), 11 acquisitions, 3 divestitures, 11 new business/new plant startups, 24 plant expansions, 26 plant closures • Experienced at growth and cost optimization - launched 150+ new products, companies received 500+ new patents, 26 industry awards. Lean Six Sigma - Green Belt • Own 533k shares of Xerium stock, recently purchased stock at $6.05/share Management in Attendance Today

4 Conveyor Belts, Machine Clothing Roll Service, Recovering Optimization Analytics Part Repair, Service Customer End Products Cardboard, Consumer Packaging Copy Paper, Magazines Tissue, Paper Towels Nonwoven fabrics, diapers Siding, Roofing Xerium Provides Consumable Parts & Services for its Customer’s Manufacturing Process Products & Services

5 Xerium at a Glance 2016 Sales $471 million 2016 EBITDA $95 million 20% of Sales 2016 Free Cash Flow $23 million ~3,000 Employees Direct Sales • Customers in 63 Countries • ~70% sales outside U.S. • 11 Primary Currencies Continuous Innovation • 3 R&D Centers • 450+ Patents Powerful Data Analytics • Industrial Internet of Things (IIoT) “Digital to Win” 28 Plants in 13 Countries Lean Six Sigma culture

6 North America 9 Plants Europe 9 Plants Latin America 5 Plants* Asia-Pacific 5 Plants * New Rolls plant under construction in Concepción, Chile Where We Are Located Machine Clothing Roll Covers and Mechanical Services Xerium Global Headquarters 10 Factories 18 Repair Centers 13 Countries ~3,000 Employees Customers in 63 Countries

7  Core value proposition: improve our customer’s machine operating performance through innovative and reliable clothing and roll cover solutions  Attach the Company to naturally growing segments of the market  Deploy the Company’s successful recurring revenue model into new markets Revenue Growth Strategic Objective 1  Pursuit of this strategic objective requires high-quality capacity to be in the right geographies and equipped with winning technical designs  Key 2017 actions – globally rolling out a new containerboard machine (~50% of the world’s machines) product line called TransFormTM , expanding China operations, expanding capacity for new products

8 Emerging Country Growth  China/Asia  Chile/Latin America  Turkey/Middle East Have a Strategic Goal to Align With Stable, Growing Segments of the Market 2013 2016 Clothing 72% 79% % of Revenue from Steady, Growing Market Segments End Product Growth  Consumer packaging  Tissue  eCommerce boxes  Tissue converting  Paper towels, napkins  Shipping containers  Folding cartons

9 8 Plants Closed, Equipment Retooled, And Relocated Xerium is Repositioning… 10 Plants Renovated, Equipment Repurposed, And Repositioned For Growth  Argentina  Brazil  Canada  Spain  Charlotte, NC  France  Germany  Middletown, VA  Canada  Austria  Brazil  China (new)  Chile (new, underway)  China  Griffin, GA  Neenah, WI  Ruston, LA  Turkey (new) Machine Clothing Plants Rolls Plants Machine Clothing Plants Rolls Plants …Into Growth Markets

10 This New Plant Was the Main Reason for Above-Trend Capital Investment 2013 – 2016  Average depreciation was historically $35 million per year (2003-2012)  Average capital spending was historically $27 million per year (2003- 2012)  Invested a cumulative $35 million above these traditional levels during 2013 – 2016  Capital spending required to build new machine clothing plant in China was $35 million cumulative during 2013-2016, or the entire amount of the overage Centerpiece of 2013 – 2016 Repositioning Investment Plan Xerium’s First-Ever Machine Clothing Plant in China Having a machine clothing plant located in the largest and fastest growing market in the world for the Company’s products is a game-changer for Xerium

11 Xerium Asia Press Felt Sales Growth  Permanently corrected lead time and delivered cost competitiveness for press felts for Asian market  Plant is focused on growing markets & segments  Plant launched ground-up with Lean Six Sigma  Plant in full ramp-up mode, adding forming fabric production in 2017  New credibility in region, game-changing commitment from “Voice of the Customer” 2012 2016 600 to n s +47% New China Machine Clothing Plant a Success, Ramping Up

Kunshan Machine Clothing & Asia HQ
Xi'An Roll Plant
Changzhou Roll Plant
Dongguan Roll Plant (2018)
China



Paper
Tissue
Paperboard
Building Products
Nonwovens

Improved Presence in China is Opening Up Many Opportunities

Region	Number of Paperboard, Tissue, Pulp & Paper Machines*
Asia-Pacific	4,604
China	2,749
EMEA	1,906
North America	835
Latin America	650
Global Total	7,995

- 34% of the world's machines in China
- Many new machines forecasted
- 1,040 new tissue machines worldwide by 2025 alone**

Sales Pathways Now Open

- Expanded press felt business (underway)
- Expanded forming fabric business (underway)
- Expanded local market customer base (underway)
- Expanded roll service in Southern China mills (2018)

Source: Fisher International.
*Machines that produce >30 tons per day as of February 23, 2017.
**Modeled based on historical tissue machine growth + GDP or population growth for developed, and developing countries.

12

XERIUM

13  Xerium’s most profitable and advanced product line  A major break-though in competitiveness for Xerium & will help sales growth in the region  First 20 orders have been received with elite customers including Nine Dragons and Asia Symbol  First shipment within weeks  Next production phase is also already underway Xerium’s 2nd Machine Clothing Operation in China is Starting Up Now Forming Fabric Production Has Begun

14  Startups Outpacing Closures  March 10, 2017 YTD - new machine startups outpacing old machine closures by ~ 2:1 o Start-ups = 45 machines o Closures = 24 machines  Significant market correction occurred during 2013 – 2015, and the machine closure pace declined significantly in 2016  Graphical market decline will continue (~20% of the market), but closure pace and impact will be less  Growth of GDP grades (~80% of the market) is continuing and is overcoming the declining grades Base Business Stabilizing Global Machines Shut Down 2013 2014 2015 2016 # o f M a c h in e s 38% improvement 170 173 167 104 Source: Fisher International, machines that produce >30 tons per day 2017 323 New Machines Announced for 2017 239 54 22 8 Asia EMEA LA NA Source: Fisher International

15  2016 Orders were above prior year, 2017 orders are above 2016 orders YTD  Sales slightly down due to end of year timing, some production ramp-up issues  Backlog up, repositioning program is working – new products and new capacity in the right spots Sales Are Stabilizing Constant Currency $477m $474m 2015 2016 (1)% $115m $114m (1)% Q4 Q4

$15m
$34m
$45m
2014
2015
2016
2017
Target

New Business Wins Increasing

Repositioning Initiatives in Ramp-Up Phase, $94 million of New Wins & Climbing

- China press felt plant (underway)
- Shoe press belt ramp-up (underway)
- TransForm™ forming fabrics (underway)
- Spencer Johnston acquisition full-year effect (underway)
- Production increases for new products (now)
- China forming fabric plant (now)
- Chile rolls & service plant (Q4)

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17  2017 backlog continues to increase YTD  90 new products launched since 2013, very successful value propositions  Synergies between machine clothing, roll technology, analytics. Delivering unique customer value.  New capacity in targeted regions, enabling growth volume.  Spencer Johnston integration fully underway Order Levels Strong, Backlogs Steadily Improving Year End 2015 Year End 2016 Clothing Rolls Clothing Rolls +5%

18 Lean Six Sigma  Lead in quality, delivery, cost  Achieve > 99% delivered quality  Offset inflation, price, mix Operational Excellence Strategic Objective Leading Financial Outcomes  38-40% gross margin  19-21% EBITDA  21-23% working capital 2

19 Reduce Leverage Strategic Objective 3  Generate free cash flow  Pay down debt and reduce leverage over the next 3-5 years  Target leverage reduction from 5.1x (pro-forma including Spencer Johnston) to <3x  Annual debt reduction, timing around interest payments  Improvement and de-risking of EBITDA driven by stronger commercial program & repositioning actions

20  2016 was a good start with free cash flow generation  Headed towards long term goal Free Cash Flow Goal Range $100m $23m 2016

21 Q3 2016 $523m Q4 2016 $512m Net Debt Reduction Underway  Committed to paying down $100 million of debt  Continue to reposition & de-risk the Company commercially & financially  Benefit from 2013-2015 equipment modernization and maintain modest capex spending levels

22 Chile Rolls & Services Plant Key 2017 Projects Q4 China Forming Fabric Plant Starting Now Increase Production for New Products Starting Now

23 Expect Market Environment to Continue to Improve  Non-declining grades now 79% of sales, was 72% three years ago  New wins and business growth are now outpacing graphical paper business declines  Expect new machine startups to outpace old machine closures  Expect Brazil macro-economic environment to continue its gradual improvement, and our business alongside it Outlook for 2017 Expect Business Growth to Continue to Increase  Repositioned people, capacity, products  go-forward opportunities much more robust  Foundational China machine clothing plant in place & ramping up – press felts and forming fabrics  Additional new business growth projects ramping up this year  Backlog has continued to grow, good backlog headed into Q2 Generate Free Cash Flow and Pay Down Debt  2017 capex investment will be similar to 2016. Benefiting from newly refurbished, repositioned machines, will result in a sustained modest level of spending  After 2 years of unfavorable currency environment, expect stability

24 65% 18% 17% Institutional Insiders Retail Facts About Xerium’s Stock (NYSE: XRM)  Company is just beginning its first retail investor outreach program  XRM enterprise value multiple is at 6x and is trading at a discount to market, peers, comparables  High margins, high market share in products with improving markets  Shares Outstanding: 16.2 million  Float: 13.2 million  2016 Sales $ 471 million  2016 EBITDA $ 95 million  2016 Free Cash Flow $ 23 million

25 Investment Highlights  Passing through a tough business cycle of machine closures and strong dollar effects, and consensus among industry peers that the market future looks better.  Implemented a large repositioning program, go-forward sales opportunities brighter and more robust.  Committed to deleveraging and a multi- year goal of paying down $100 million of debt.

26 2017 Update  Q1 has been a good start to the year  Orders, sales, production, costs, margins, EBITDA, customers, prices, cash, capex  on track  Excellent backlog of good-mix business headed into Q2  Continue to have FX headwind  Next round of strategic programs coming on line right now

27 Supplemental Information

28 % Change % Excluding 2016 2015 Change Currency Impacts Total 113$ 115$ (2)% (1)% Machine Clothing 69$ 71$ (3)% (3)% Rolls & Services 44$ 44$ (1)% 0% % Change % Excluding 2016 2015 Change Currency Impacts Total 471$ 477$ (1)% (1)% Machine Clothing 286$ 300$ (5)% (5)% Rolls & Services 185$ 177$ 4% 6% Q4 Full Year Sales by Segment - % Note: All numbers rounded to the nearest million

29 Adjusted EBITDA Reconciliation 2016 2015 2016 2015 Operating Income 46$ 46$ 9$ 9$ Interest, taxes, other (68) (50) (18) (15) Net Loss (22) (4) (9) (6) Interest expense, net (1) 46 38 13 10 Income tax expense 9 13 5 4 Depreciation and amortization 33 29 8 8 EBITDA (Non-GAAP) 67 77 17 16 Restructuring 10 15 2 2 Loss on extinguishment of debt (2) 12 0 0 0 Stock-based compensation 3 3 0 1 Pension settlement losses 0 1 0 1 Plant startup costs 2 4 0 1 Other Adjusted EBITDA 1 4 0 1 FX (Gains)/Losses 0 (2) 0 0 Adjusted EBITDA (Non-GAAP) 95$ 102$ 20$ 22$ Notes: (1) - Interest increase is due to impact of debt refinancing in August 2016 (2) - Loss on extinguishment of debt is due to impact of debt refinancing in August 2016 All numbers have been rounded to the nearest million Full Year Q4

30 Thank You!